Exhibit 99.2

First Quarter 2011 Supplemental Financial Information The Company acquired Family Tree Apartments, a 121-unit community located in Santa Clara, California. The property consists of 10 two story garden-style buildings and features a pool, clubhouse, preschool, two laundry rooms and two playgrounds. Family Tree provides residents with easy access to major freeways and is within walking distance to local shopping and dining.

Table of Contents

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended
(Dollars in thousands, except per share amounts)	March 31,
	2011	2010

Revenues:
Rental and other property	$112,549	$99,706
Management and other fees from affiliates	1,224	1,478
	113,773	101,184

Expenses:
Property operating	39,072	34,199
Depreciation and amortization	37,031	30,487
General and administrative	6,115	5,618
	82,218	70,304
Earnings from operations	31,555	30,880

Interest expense	(24,662)	(20,836)
Interest and other income	6,987	7,855
Equity (loss) income in co-investments	(1,373)	(41)
Net income	12,507	17,858
Net income attributable to noncontrolling interest	(3,546)	(4,189)
Net income attributable to controlling interest	8,961	13,669
Dividends to preferred stockholders	(543)	(542)
Net income available to common stockholders	$8,418	$13,127

Net income per share - basic	$0.27	$0.45

Net income per share - diluted	$0.27	$0.45

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended
Selected Line Item Detail	March 31,
(Dollars in thousands)	2011	2010

Rental and other property
Rental	$104,884	$92,969
Other property	7,665	6,737
Rental and other property	$112,549	$99,706

Management and other fees from affiliates
Management	$1,119	$890
Development and redevelopment	105	588
Management and other fees from affiliates	$1,224	$1,478

Property operating expenses
Real estate taxes	$10,712	$9,528
Administrative	8,888	8,036
Maintenance and repairs	7,929	6,659
Utilities	8,096	6,880
Property management fees and insurance	3,447	3,096
Property operating expenses	$39,072	$34,199

General and administrative
General and administrative	$10,000	$9,125
Allocated to property operating expenses - administrative	(2,920)	(2,550)
Capitalized to real estate	(965)	(957)
Net general and administrative	$6,115	$5,618

Interest and other income
Interest income	$2,444	$2,811
Gain from sale of marketable securities	4,543	5,044
Interest and other income	$6,987	$7,855

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$631	$1,141
DownREIT limited partners' distributions	1,070	1,098
Perpetual preferred distributions	1,575	1,575
Third-party ownership interest	270	375
Noncontrolling interest	$3,546	$4,189

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended
(Dollars in thousands, except share and per share amounts)	March 31,
	2011	2010

Funds from operations
Net income available to common stockholders	$8,418	$13,127
Adjustments:
Depreciation and amortization	37,031	30,487
Noncontrolling interest and co-investments (1)	3,070	2,129
Funds from operations	$48,519	$45,743
FFO per share-diluted	$1.44	$1.46

Components of the change in FFO
Non-core items:
(Gain) on sales of marketable securities	(4,543)	(5,044)
Acquisition costs	301	-
Co-Investment - acquisition fee income	-	(500)
Funds from operations excluding non-core items	44,277	40,199
FFO excluding non-core items per share-diluted	$1.31	$1.28

Changes in core items:
Same-property NOI	$1,168
Non-same property NOI	6,802
Management and other fees from affiliates	246
Equity (loss) income in co-investments	(1,332)
Interest and other income	(367)
Interest expense	(3,826)
General and administrative	(196)
Other items, net	1,583
	$4,078

Weighted average number of shares outstanding diluted (2)	33,787,232	31,438,408

(1)
Amount includes the following adjustments for the three months ended March 31, 2011: (i) noncontrolling interest related to Operating Partnership units totaling $0.6 million, (ii) add back depreciation from unconsolidated co-investments and less depreciation attributable to third party ownership of consolidated co-investments totaling $2.5 million.

(2)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	March 31, 2011	December 31, 2010

Real Estate:
Land and land improvements	$819,507	$802,325
Buildings and improvements	3,340,600	3,265,014
	4,160,107	4,067,339
Less: accumulated depreciation	(914,707)	(878,331)
	3,245,400	3,189,008
Real estate under development	204,927	217,531
Co-investments	133,161	107,840
	3,583,488	3,514,379
Cash and cash equivalents	120,786	35,694
Marketable securities	74,779	92,310
Notes and other receivables	49,075	49,444
Other assets	38,558	41,060
Total assets	$3,866,686	$3,732,887

Mortgage notes payable	$1,811,220	$1,832,745
Lines of credit	409,000	426,000
Unsecured bonds	150,000	-
Derivative liabilities	3,351	5,633
Other liabilities	121,325	109,146
Total liabilities	2,494,896	2,373,524

Series G cumulative convertible preferred stock, carrying value	4,349	4,349

Stockholders' equity and noncontrolling interest:
Common stock	3	3
Series F cumulative redeemable preferred stock, liquidation value	25,000	25,000
Additional paid-in-capital	1,555,416	1,515,468
Distributions in excess of accumulated earnings	(338,273)	(313,308)
Accumulated other comprehensive (loss) income	(77,785)	(77,217)
Total stockholders' equity	1,164,361	1,149,946
Noncontrolling interest	203,080	205,068
Total stockholders' equity and noncontrolling interest	1,367,441	1,355,014
Total liabilities and equity	$3,866,686	$3,732,887

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - March 31, 2011
(Dollars in thousands)

	Percentage of		Weighted	Weighted
	Total	Balance	Average	Average Maturity
	Debt	Outstanding	Interest Rate	In Years
Mortgage notes payable
Fixed rate - secured	66%	$1,556,392	5.9%	6.5
Variable rate - secured (1)	11%	254,828	2.1%	18.3
Total mortgage notes payable	77%	1,811,220	5.4%	8.2

Line of credit - secured (2)	10%	250,000	1.3%
Line of credit - unsecured (3)	7%	159,000	3.1%
Total lines of credit	17%	409,000	2.0%

Unsecured bonds	6%	150,000	4.4%
Total debt	100%	$2,370,220	4.7%

			Weighted
Scheduled principal payments (excludes lines of credit)			Average
			Interest Rate
	2011	$46,508	5.3%
	2012	40,463	5.1%
	2013	215,538	5.0%
	2014	78,934	5.1%
	2015	71,286	5.2%
	Thereafter	1,508,491	5.3%
	Total	$1,961,220	5.2%

Capitalized interest for the three months ended March 31, 2011 was approximately $2.2 million.

(1)	$213.1 million of the variable rate debt is tax exempt to the note holders, and $191.9 million of the tax exempt debt is subject to interest rate protection agreements.
(2)
Secured line of credit facility is $250 million and matures in December 2013.  This line is secured by eleven of the Company's apartment communities and the underlying interest rate is currently the Freddie Mac Reference Rate plus .99% to 1.50%.

(3)
The unsecured line of credit facility is $275 million with an accordian to $350 million.  The line matures in December 2011 with two one-year extensions, exercisable at the Company's option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 2.1%.

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Capitalization Data - March 31, 2011
(Dollars and shares in thousands, except per share amounts)

Capitalization Data
Total debt	$2,370,220

Common stock and potentially dilutive securities
Common stock outstanding	31,680
Limited partnership units (1)	2,235
Options-treasury method	123
Total common stock and potentially dilutive securities	34,038	shares

Common stock price per share as of March 31, 2011	$124.00

Market value of common stock and potentially dilutive securities	$4,220,707

Preferred units/stock	$111,514

Total equity capitalization	$4,332,221

Total market capitalization	$6,702,441

Ratio of debt to total market capitalization	35.4%

(1)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Quarter ended March 31, 2011 and 2010
(Dollars in thousands)
	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2011	2010	% Change	2011	2010	% Change	2011	2010	% Change	2011	2010	2011	2010	% Change

Revenues:
Same-property revenue	$51,595	$50,811	1.5%	$30,694	$29,987	2.4%	$14,996	$14,912	0.6%	$-	$-	$97,285	$95,710	1.6%
Non-same property revenue (2)	3,489	115		4,623	-		4,760	1,815		2,392	2,066	15,264	3,996
Total Revenues	$55,084	$50,926		$35,317	$29,987		$19,756	$16,727		$2,392	$2,066	$112,549	$99,706

Property operating expenses:
Same-property operating expenses
Real estate taxes	$4,311	$4,304		$3,055	$3,211		$1,479	$1,437		$-	$-	$8,845	$8,952
Administrative	3,955	4,075		1,737	1,783		1,002	1,090		-	-	6,694	6,948
Maintenance and repairs	3,550	3,332		2,075	1,906		1,104	1,034		-	-	6,729	6,272
Utilities	3,452	3,191		2,091	2,169		1,329	1,195		-	-	6,872	6,555
Management fees and insurance	2,007	2,011		1,113	1,119		714	710		-	-	3,834	3,840
Total same-property operating expenses	17,275	16,913	2.1%	10,071	10,188	-1.1%	5,628	5,466	3.0%	-	-	$32,974	$32,567	1.3%
Non-same property operating expenses (2)	1,693	-		1,907	-		1,571	688		927	944	6,098	1,632
Total property operating expenses	$18,968	$16,913		$11,978	$10,188		$7,199	$6,154		$927	$944	$39,072	$34,199

Net operating income (NOI):
Same-property NOI	$34,320	$33,898	1.2%	$20,623	$19,799	4.2%	$9,368	$9,446	-0.8%	$-	$-	$64,311	$63,143	1.9%
Non-same property NOI (2)
Redevelopment communities	-	-		-	-		1,183	1,154		-	-	1,183	1,154
Acquired communities	1,448	-		2,247	-		909	-		-	-	4,604	-
Development communities - 2011	(62)	-		-	-		-	-		-	-	(62)	-
Development communities - 2010	410	115		469	-		1,097	(27)		-	-	1,976	88
Other real estate assets (1)	-	-		-	-		-	-		1,465	1,122	1,465	1,122
Total non-same property NOI	1,796	115		2,716	-		3,189	1,127		1,465	1,122	9,166	2,364
Total NOI	$36,116	$34,013		$23,339	$19,799		$12,557	$10,573		$1,465	$1,122	$73,477	$65,507

Same-property operating margin	67%	67%		67%	66%		62%	63%				66%	66%

Same-property turnover percentage	41%	44%		38%	42%		34%	38%				40%	44%

Same-property concessions	$249	$320		$143	$147		$56	$58				$448	$525

Average same-property concessions per turn (3)	$197	$241		$222	$219		$143	$132				$195	$215

Reconciliation of apartment units at end of period

Same-property apartment units	12,334			6,707			4,625					23,666

Consolidated apartment units	13,227	12,334		7,817	6,695		5,979	5,249				27,023	24,278
Joint venture	1,097	748		1,575	1,575		648	648				3,320	2,971
Under development	73	464		564	455		275	295				912	1,214
Total apartment units at end of period	14,397	13,546		9,956	8,725		6,902	6,192				31,255	28,463
Percentage of total	46%	48%		32%	30%		22%	22%				100%	100%

Average same-property financial occupancy	96.5%	97.0%		97.1%	98.1%		97.1%	97.9%				96.8%	97.5%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to January 1, 2010 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Quarters ended March 31, 2011, March 31, 2010 and December 31, 2010
(Dollars in thousands)

		Average Property Rental Rates			March 31, 2011		March 31, 2010
Region	Units	QTD 2011	QTD 2010	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change	Property Revenue Q4 2010	Sequential % Change

Southern California
Los Angeles County	4,140	$1,559	$1,534	1.6%	$19,719	96.2%	$19,453	96.8%	1.4%	$19,581	0.7%
Ventura County	2,898	1,298	1,274	1.9%	11,586	96.5%	11,416	97.3%	1.5%	11,435	1.3%
San Diego County	2,636	1,111	1,093	1.6%	9,084	96.7%	8,846	96.7%	2.7%	9,004	0.9%
Orange County	2,037	1,415	1,414	0.1%	8,803	96.8%	8,769	97.3%	0.4%	8,701	1.2%
Santa Barbara County	347	1,660	1,620	2.5%	1,780	99.1%	1,709	99.0%	4.2%	1,766	0.8%
Riverside County	276	738	723	2.1%	623	93.8%	618	95.3%	0.8%	602	3.5%
Total same-property	12,334	1,361	1,342	1.4%	51,595	96.5%	50,811	97.0%	1.5%	51,089	1.0%
Los Angeles County	528	1,688			1,504		115
Orange County	365	2,170			1,985		-
Non-same property	893	1,870			3,489		115

Northern California
Santa Clara County	2,448	1,529	1,472	3.9%	11,524	97.8%	11,061	98.1%	4.2%	11,266	2.3%
Contra Costa County	1,720	1,455	1,423	2.2%	7,583	96.0%	7,535	98.0%	0.6%	7,555	0.4%
Alameda County	1,366	1,352	1,316	2.7%	5,802	96.7%	5,736	98.3%	1.2%	5,724	1.4%
San Mateo County	768	1,579	1,546	2.1%	3,756	97.4%	3,696	98.3%	1.6%	3,654	2.8%
San Francisco MSA	175	1,853	1,830	1.3%	995	98.1%	933	94.6%	6.6%	980	1.5%
Other	230	1,491	1,464	1.8%	1,034	96.6%	1,026	98.6%	0.8%	992	4.2%
Total same-property	6,707	1,489	1,445	3.0%	30,694	97.1%	29,987	98.1%	2.4%	30,171	1.7%
Alameda County	171	1,674			868		-
Santa Clara County	939	1,517			3,755		-
Non-same property	1,110	1,541			4,623		-

Seattle Metro
Total same-property	4,625	1,014	1,005	0.9%	14,996	97.1%	14,912	97.9%	0.6%	14,708	2.0%
Non-same property	1,354	1,118			4,760		1,815

Other real estate assets					2,392		2,066

Total same-property revenue	23,666	$1,329	$1,305	1.8%	$97,285	96.8%	$95,710	97.5%	1.6%	$95,968	1.4%

Total non-same property revenue	3,357	$1,467			$15,264		$3,996

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Development Pipeline - March 31, 2011
(Dollars in millions)

		Estimated Units	Estimated retail sq. feet (1)	Incurred to Date	Remaining Costs	Estimated Total Cost	Construction Start	Construction Complete	Initial Occupancy	Stabilized Operations

Development Projects - Consolidated
Project Name	Location

Santee Village	Los Angeles, CA	73	3,675	$17.2	$4.5	$21.7	Apr-11	Aug-11	Jul-11	Nov-11
Via	Sunnyvale, CA	284	46,000	86.8	33.1	119.9	Jul-09	Oct-11	Jul-11	Mar-12
Cadence - Phase I	San Jose, CA	280	-	15.7	82.9	98.6	Aug-11	Jul-13	May-13	Jan-14
Total - Development Projects		637	49,675	119.7	120.5	240.2

Development Projects - Joint Venture
Project Name	Location

Queen Anne (2)	Seattle, WA	275	17,000	19.3	59.8	79.1	May-11	Apr-13	Mar-13	Nov-13
Total - Development Projects		912	66,675	139.0	180.3	319.3

Predevelopment Projects

Project Name	Location
Cadence - Phases II and III	San Jose, CA	-	-	-	-	-
Santa Clara (3)	Santa Clara, CA	-	-	-	-	-
West Dublin	Dublin, CA	-	-	-	-	-
	Total - Predevelopment Projects	1,076	-	40.8	-	40.8

Land Held for Future Development or Sale (4)

Project Name	Location
City Centre	Moorpark, CA	200	-	-	-	-
Main Street (2)	Walnut Creek, CA	48	-	-	-	-
Park Boulevard	Palo Alto, CA	27	-	-	-	-
View Pointe	Newcastle, WA	24	-	-	-	-

Total - Land Held for Future Development or Sale		299	37,000	44.5	-	44.5

Grand Total - Development Pipeline		2,287	103,675	$224.3	$180.3	$404.6

(1)	Certain apartment community developments include retail space, and the Company has included the total estimated retail square footage for each development project.
(2)	The Company has entered into joint venture development agreements with third-parties to develop these properties. The Company has a 50% interest in these two projects.
(3)
In April 2011, the Company purchased an 85% interest in this property through a plan of reorganization pursuant to Chapter 11 of the U.S. Bankruptcy Code with the property owner, and the Company has an option to purchase the remaining 15% interest in the property during 2011.

(4)	The Company owns land in various stages of entitlement that is being held for future development or sale.

See Company’s 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Redevelopment Pipeline - March 31, 2011
(Dollars in thousands)

		Total	Estimated	Estimated		NOI
		Incurred	Remaining	Total	Redevelopment	For the Quarter ended
Region/Project Name	Units	To Date	Cost	Cost	Start Date	Q1 2011	Q1 2010

Approved - Redevelopment Projects (1)

Marina Cove, Santa Clara, CA	292	$4,607	$5,251	$9,858	Jun-07
Pointe at Cupertino, Cupertino, CA	116	935	6,950	7,885	Jan-10
Thomas Jefferson, Sunnyvale, CA	156	1,145	7,990	9,135	Sep-10
Total Approved - Redevelopment Projects	564	$6,687	$20,191	$26,878

Active - Redevelopment Projects

Seattle Metro
Foothill Commons, Bellevue, WA (2)	388	$22,833	$13,505	$36,338	Jun-07	$759	$743
Woodland Commons, Bellevue, WA	236	5,191	6,588	11,779	Jun-07	424	411
Total Active - Redevelopment Projects	624	$28,024	$20,093	$48,117		$1,183	$1,154

(1)	These projects are approved and redevelopment activities have commenced, but as of Q1 2011 the communities have stabilized operations, and therefore are classified in same-property operations.
(2)	During the third quarter 2009, the Company completed the construction of 28 additional apartment homes.

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Co-investments - March 31, 2011 (Dollars in thousands)	Essex Book	Total Undepreciated		Debt	Maturity		Property Revenue for the three months ended		%	NOI for the three months ended		%
	Value	Book Value	Units	Amount	Date		2011	2010	Change	2011	2010	Change

Joint Ventures

Essex Apartment Value Fund II, L.P. (Fund II) (1)
Southern California
Parcwood, Corona, CA			312	$23,831	Dec-2013
Studio 40-41, Studio City, CA			149	28,410	Apr-2012
Cielo, Chatsworth, CA			119	16,557	Jun-2011	(2)
Renaissance, Los Angeles, CA			168	22,169	May-2011
Total Southern California			748	90,967			$3,363	$3,284	2.4%	$2,004	$1,858	7.9%
Northern California
Alderwood Park, Newark, CA			96	6,697	Jun-2015
Carlmont Woods, Belmont, CA			195	12,138	Dec-2013
Davey Glen, Belmont, CA			69	6,610	Aug-2016
Enclave, San Jose, CA			637	15,580	Jan-2018
Enclave, San Jose, CA			-	60,000	Dec-2029
Harbor Cove, Foster City, CA			400	32,731	Dec-2013
Regency Tower, Oakland, CA			178	10,429	Mar-2014
Total Northern California			1,575	144,185			6,803	6,674	1.9%	4,176	4,211	-0.8%
Seattle Metro
Eastlake 2851, Seattle, WA			133	17,217	Jan-2011	(2)
Echo Ridge, Snoqualmie, WA			120	12,512	Sep-2014
Morning Run, Monroe, WA			222	12,952	Oct-2014
Tower @ 801, Seattle, WA			173	18,204	Aug-2014
Total Seattle Metro			648	60,885			2,415	2,361	2.3%	1,413	1,420	-0.5%

Total - Operating Communities			2,971	296,037			$12,581	$12,319	2.1%	$7,593	$7,489	1.4%

Total Fund II		$594,915	2,971	$296,037			$12,581	$12,319		$7,593	$7,489

Essex Skyline at MacArthur Place (3)		$134,193	349	$78,572	Jul-2014		$1,972	$-		$645	$(57)

Preferred Equity Interests (4)		$183,813	1,285	$151,075	various

Queen Anne (5)		$34,326	275	$-

	$131,802	$947,247	4,880	$525,684

Capitalized costs	720
	132,522
Other (6)	639
Total - Co-investments	$133,161

(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II, and may earn promote income if Fund II exceeds certain financial return benchmarks.
(2)	The construction loans have one-year extensions, exercisable at Fund II's option.
(3)	The Company has a 47% effective interest and a 50% voting interest in this co-investment and the Company may earn promote income if the co-investment exceeds certain financial return benchmarks.
(4)
The Company has preferred equity interest investments that earn preferred returns including: 1) a $11.6 million investment secured by one community earning 13% per annum for the first five years and the preferred return increases to 15% thereafter, and 2) a $9.6 million aggregate investment in two communities earning 9% per annum for the first five years and the preferred returns increase to a minimum of 10% and a maximum of 12.5% for years six through ten. The loan to value for these investments range from 60% to 80%.

(5)	The Company has a 50% interest in this co-investment, which is a development project located in Seattle, Washington.
(6)	The other co-investment relates to a real estate technology investment.

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Consolidated Co-Investments and Noncontrolling Interest - March 31, 2011
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities. In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in noncontrolling interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investments and noncontrolling interest:

					Operations for the three months ended
	Balance as of March 31, 2011				March 31, 2011
	Investment in	Related	Noncontrolling	DownREIT		Operating
	Real Estate	Debt	Interest	Units (1)	Revenue	Expenses	NOI

Noncontrolling Interest - DownREIT:
Anchor Village	$12,586	$10,750	$1,859	105,133	$700	$290	$410
Barkley Apartments	8,921	17,178	1,992	76,205	607	222	385
Brentwood	14,457	19,830	2,568	58,884	593	171	422
Brookside Oaks	33,591	20,492	3,021	89,212	752	192	560
Capri at Sunny Hills	16,834	18,339	3,664	164,890	574	161	413
Hidden Valley (2)	37,782	31,565	6,089	62,647	1,278	388	890
Highridge Apartments	29,419	44,807	4,473	281,384	1,404	332	1,072
Montejo Apartments	8,561	13,703	1,216	29,319	446	126	320
Thomas Jefferson	27,176	18,996	6,788	60,429	693	229	464
Treehouse Apartments	11,835	17,783	2,951	67,728	578	162	416
Valley Park Apartments	14,879	23,265	306	43,354	697	147	550
Villa Angelina Apartments	19,125	28,363	2,421	51,931	907	229	678

	$235,166	$265,071	37,348	1,091,116	$9,229	$2,649	$6,580

Other Components of Noncontrolling Interest:
Hillsdale Garden Apartments (3)	$110,019	-	21,955		$3,385	$1,286	$2,099
Joint Ventures - Development (4)	$26,700	$9,775	5,923
Operating Limited Partnership Units
Perpetual Preferred Units (5)			80,000

Total Noncontrolling Interest			$203,080

(1)	Represents the number of DownREIT units that are currently outstanding. Generally, DownREIT units are redeemed for cash equal to the current price of Essex's common stock.
(2)	The Company has a 75% interest in this community and a joint venture partner has a 25% interest.
(3)	The Company has an 81.5% interest in this community and the joint venture partner has an 18.5% interest.
(4)	The Company consolidates one joint venture development in which the Company has a 50% interest.
(5)	Comprised of 7.875% Series B Cumulative Redeemable Preferred Units; the Company redeemed all of these units during April 2011.

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Assumptions for Midpoint of 2011 FFO Guidance and Common Stock Equivalents
Q1 2011 Earnings Results Supplement

	Actual	Per	Guidance		Per	%
	2010	Share	2011		Share	Change
Net Operating Income ("NOI")
Same-Property NOI for 2010	$241,403
External growth communities stabilized as of January 1, 2010
2009 Acquisitions	1,116
2009 Stabilized development communities	6,515
Same-property apartment communities	$249,034			$262,400		5.5%

Development communities	2,111		(1)	10,200
Redevelopment communities	4,617			5,100
Newly acquired communites - 2010	4,601		(1)	20,400
Newly acquired communites - 2011	-		(2)	1,800
Commercial leasing and other operating activity	5,312			6,500
Total NOI from consolidated communities	$265,675			$306,400

Accretion (Dilution) from External Growth, net of Dispostions			$(3)	-

Management Fees	$4,051			$4,600

Capital Markets Activities
Interest and amortization expense, before capitalized interest	$(97,085)			$(114,800)
Projected interest capitalized	9,500			9,800
Net interest expense	(87,585)			(105,000)

Recurring Income and Expenses
Interest and other income	$12,089			$10,300
Income from co-investments	3,397		(4)	8,000
General and administrative expenses	(22,585)			(23,500)
Preferred dividends and non-controlling interests	(14,247)			(13,500)
	(21,346)			(18,700)
Non-Core Income and Expenses
Gains on sales of marketable securities	$12,491			$4,500
Acquisition costs	(5) (1,250)		(5)	(1,250)
Other non-core items, net	(668)			-
	10,573			3,250

Funds from Operations	$171,368	$5.35		$190,550	$5.60	4.7%

Funds from Operations excluding non-core items	$160,795	$5.02		$187,300	$5.51	9.7%

Weighted average shares outstanding	32,028,269			34,005,000

(1)
During 2011, the lease-up activity at Allegro, Anavia, 416 on Broadway, Muse, Essex Skyline at MacArthur Place, Santee Village and Via has or will negatively impact NOI and equity income from co-investments by approximately $.05 in Q1, $.03 in Q2, and $.02 in Q3 and Q4 2011 per diluted share.

(2)	The amount includes the net operating income for Family Tree and Santee Vilage.
(3)	The Company achieved its 2011 FFO original guidance goal of accretion from external growth of $0.8 million from the Q1 2011 acquisitions and preferred equity investments.
(4)	The amount includes the net income for the 2011 preferred equity investments.
(5)	These items are considered non-core items to calculate Core FFO.

Shares Outstanding and Potentially Dilutive Securities
	Q1 2011	Actual
	Weighted Avg.	as of 3/31/11
Common Shares	31,465,817	31,679,993
Stock Options	80,776	123,456
Weighted Avg. Shares Diluted - EPS	31,546,593	31,803,449
Operating Limited Partnership Units	2,240,639	2,234,510
Weighted Avg. Shares Diluted - FFO	33,787,232	34,037,959

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C

MSA Level Forecasts 2011: Supply Jobs and Apartment Market Conditions
	Residential Supply*				Job Forecast**		Forecast Market Conditions***
Market	New MF Supply	% of Total Stock	New SF Supply	% of Total Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Y-o-Y Rent Growth	Estimated Year End Occupancy

Seattle	1,400	0.4%	3,700	0.5%	23,000	1.7%	5.25%	95.25%

San Francisco	700	0.2%	300	0.1%	8,500	0.9%	5.00%	95.75%
Oakland	1,100	0.4%	1,500	0.2%	9,500	1.0%	4.00%	95.25%
San Jose	1,000	0.5%	700	0.2%	15,000	1.8%	6.00%	96.50%
No. Cal.	2,800	0.3%	2,500	0.2%	33,000	1.2%	4.9%	95.8%

Ventura	150	0.3%	200	0.1%	2,500	0.9%	4.00%	95.50%
Los Angeles	1,800	0.1%	2,000	0.1%	36,000	1.0%	5.25%	95.00%
Orange	500	0.1%	1,400	0.2%	24,000	1.8%	5.75%	95.25%
San Diego	1,500	0.4%	1,900	0.3%	20,000	1.6%	3.50%	95.25%
So. Cal.	3,950	0.2%	5,500	0.2%	82,500	1.2%	4.9%	95.2%

Weighted Average****	8,150	0.2%	11,700	0.2%	138,500	1.3%	5.0%	95.5%

All data is an Essex Forecast

U.S. Economic Assumptions:  G.D.P.:  Q4 '11 vs Q4 '10: 2.5% to 3.0%, Jobs: Q4 '11 vs Q4 '10  1.3%

* New Residential Supply: represents Essex's internal estimate of actual deliveries during the year, which are related to, but can differ from the 12 month trailing Permit Levels reported on New Residential Supply schedule.

** Job Forecast/Performance refers to the difference between Total Non-Farm Industry Employment (not seasonally adjusted) projected through Q4 2011 over the comparable actual figures for Q4 2010.  The first column represents the current Essex forecast of the increase in Total Non-Farm Industry Employment. The second column represents these forecasted new jobs as a percent of the Q4 2010 base.

***The Forecast Market Conditions represents Essex's estimates of the change in rents/occupancy rates for Q4  2011.  The Estimated Year-over-Year Rent Growth represents the forecast change in Effective Market Rents for Q4 2011 vs.Q4 2010 (where Market refers to the entire MSA apartment market, NOT the Essex portfolio). The estimated Year End Occupancy represents Essex's forecast of market occupancy rates for Q4 2011.

****Weighted Average: Markets weighted by units in Essex portfolio.

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C

New Residential Supply: Permits as a % of Current Stock (12 Month Permit Period: Trailing 12 Months March 2011)

	Single Family Data					Multi-Family Data			All Residential Data
Market	Median SF Price (Q4 2010 est**)	Q4 2010 SF Affordability*	SF Stock 2010	SF Permits Last 12 Months	% of Stock	MF Stock 2010	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
New York PMSA	$450,700	62%	796,000	596	0.1%	3,084,000	5,743	0.2%	6,339	0.2%
Chicago	$183,400	175%	1,951,000	4,008	0.2%	1,493,900	2,658	0.2%	6,666	0.2%
Nassau-Suffolk	$384,600	117%	773,000	1,274	0.2%	246,000	134	0.1%	1,408	0.3%
Philadelphia	$215,500	141%	1,652,000	4,928	0.3%	546,100	1,423	0.3%	6,351	0.3%
Boston	$346,300	109%	1,551,000	3,557	0.2%	708,800	2,281	0.3%	5,838	0.3%
Miami/Ft. Lauderdale	$187,300	132%	873,000	3,063	0.4%	987,000	2,811	0.3%	5,874	0.3%
Atlanta	$109,200	302%	1,527,000	6,043	0.4%	571,800	1,288	0.2%	7,331	0.3%
Minneapolis	$165,300	208%	948,000	3,557	0.4%	386,800	1,512	0.4%	5,069	0.4%
Phoenix	$132,300	205%	1,318,000	6,405	0.5%	418,500	687	0.2%	7,092	0.4%
Baltimore	$237,400	144%	863,000	3,593	0.4%	286,000	1,609	0.6%	5,202	0.5%
Portland	$230,200	133%	648,000	3,101	0.5%	254,335	1,198	0.5%	4,299	0.5%
Denver	$229,800	145%	671,000	3,363	0.5%	302,900	1,304	0.4%	4,667	0.5%
Las Vegas	$134,200	193%	629,000	3,931	0.6%	272,700	911	0.3%	4,842	0.5%
Orlando	$128,400	210%	644,000	3,734	0.6%	255,500	1,403	0.5%	5,137	0.6%
Wash. D.C. PMSA	$331,100	131%	1,504,000	9,246	0.6%	714,300	4,720	0.7%	13,966	0.6%
Dallas-Ft. Worth	$138,300	215%	1,722,000	13,407	0.8%	744,000	6,521	0.9%	19,928	0.8%
Austin	$190,300	166%	441,000	5,845	1.3%	214,900	1,521	0.7%	7,366	1.1%
Houston	$154,100	187%	1,388,000	20,743	1.5%	647,700	4,682	0.7%	25,425	1.2%
Totals	$223,923	178%	19,103,000	99,798	0.5%	9,051,235	36,663	0.4%	136,461	0.5%

Seattle	$317,200	106%	778,000	4,224	0.5%	411,500	2,609	0.6%	6,833	0.6%

San Francisco	$666,600	60%	378,000	379	0.1%	364,000	1,053	0.3%	1,432	0.2%
Oakland	$498,300	81%	677,000	1,613	0.2%	294,000	1,287	0.4%	2,900	0.3%
San Jose	$591,000	76%	407,000	829	0.2%	216,000	3,285	1.5%	4,114	0.7%

Los Angeles	$323,000	85%	1,956,000	2,358	0.1%	1,472,000	5,051	0.3%	7,409	0.2%
Ventura	$403,000	98%	216,000	162	0.1%	59,300	354	0.6%	516	0.2%
Orange	$476,400	81%	669,000	1,767	0.3%	368,800	1,534	0.4%	3,301	0.3%
San Diego	$381,400	80%	727,000	2,183	0.3%	413,700	1,647	0.4%	3,830	0.3%

No Cal	$567,620	74%	1,462,000	2,821	0.2%	874,000	5,625	0.6%	8,446	0.4%

So Cal	$368,505	84%	3,568,000	6,470	0.2%	2,313,800	8,586	0.4%	15,056	0.3%

ESSEX	$411,754	84%	5,808,000	13,515	0.2%	3,599,300	16,820	0.5%	30,335	0.3%

Permits:  Single Family equals 1 unit, Multi-Family equals 5 or more units.
Sources: SF Prices - Economy.com: Permits, Total Residential Stock - U.S. Census, Axiometrics, Mortgage Rates: Freddie Mac.
Single Family/Multi-Family Breakdown of Total Residences, Rosen Consulting Group, US Census, EASI, Essex.
*Single Family Affordability - Equals the ratio of the actual Median Household Income to the Income required to purchase the Median Priced Home.
**Median Home Prices -  Q4 2010 National Association of Realtors, DataQuick, Essex.
The required Income is defined such that the mortgage payment is 35% of said income, assuming a 10% down payment and a 30-year fixed mortgage rate (4.41%).
Median Household Income is estimated from US Census 2004 data and Income Growth from BEA and Population Growth from the US Census.

See Company’s 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.
Real Estate Information as of March 31, 2011

						Square	Year	Year	Property	Age of
	Property Name	Address	City	State	Units	Footage	Acquired	Built	Ownership	Property

	APARTMENT COMMUNITIES

	NORTHERN CALIFORNIA
	Santa Clara County
1	The Commons	275 Union Avenue	Campbell	CA	264	153,168	2010	1973	EPLP	38
1	Pointe at Cupertino	19920 Olivewood Street	Cupertino	CA	116	135,200	1998	1963	EPLP	48
1	Bella Villagio	383 Vista Roma Way	San Jose	CA	231	227,511	2010	2004	EPLP	7
	Cadence - Phase I	545 River Oaks Parkway	San Jose	CA	280	249,080			EPLP
1	Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200	2000	2000	EPLP	11
1	Enclave, The	4355 Renaissance Drive	San Jose	CA	637	525,463	2005	1998	Fund II	13
1	Esplanade	350 East Taylor St.	San Jose	CA	278	279,000	2004	2002	EPLP	9
1	Waterford, The	1700 N. First Street	San Jose	CA	238	219,600	2000	2000	EPLP	11
1	101 San Fernando	99 S. Fourth Street	San Jose	CA	323	296,078	2010	2001	EPLP	10
1	Family Tree Apartments	1000 Kiely Blvd.	Santa Clara	CA	121	128,486	2011	1971	EPLP	40
1	Le Parc	440 N. Winchester Avenue	Santa Clara	CA	140	113,200	1994	1975	EPLP	36
1	Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200	1994	1974	EPLP	37
1	Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600	1995	1989	EPLP	22
1	Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900	2000	1973	DownREIT	38
1	Magnolia Lane	113 South Mary Avenue	Sunnyvale	CA	32	31,541	2007	2001	EPLP	10
1	Montclaire	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100	1988	1973	EPLP	38
1	Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500	1988	1988	EPLP	23
	Via	315 Tasman Drive	Sunnyvale	CA	284	309,421			EPLP
1	Thomas Jefferson	107 South Mary Avenue	Sunnyvale	CA	156	110,824	2007	1969	DownREIT	42
1	Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800	1989	1989	EPLP	22
				13%	4,024	3,396,371
	Alameda County
1	Fourth & U	700 University Avenue	Berkeley	CA	171	146,255	2010	2010	EPLP	1
1	Stevenson Place	4141 Stevenson Blvd.	Fremont	CA	200	146,200	2000	1975	EPLP	36
1	Boulevard	40001 Fremont Blvd.	Fremont	CA	172	131,200	1996	1978	EPLP	33
1	City View	25200 Carlos Bee Blvd.	Hayward	CA	572	462,400	1998	1975	EPLP	36
1	Regency Tower	1130 Third Ave.	Oakland	CA	178	140,900	2005	1975	Fund II	36
1	The Grand	100 Grand Avenue	Oakland	CA	238	205,026	2009	2009	EPLP	2
1	Bridgeport	36826 Cherry Street	Newark	CA	184	139,000	1987	1987	EPLP	24
1	Alderwood Park Apartments	37057 Magnolia Street	Newark	CA	96	74,624	2006	1987	Fund II	24
				5%	1,811	1,445,605
	Contra Costa County
1	San Marcos	2601 Hilltop Drive	Richmond	CA	432	407,600	2003	2003	EPLP	8
1	Bel Air	2000 Shoreline Drive	San Ramon	CA	462	391,000	1995	1988	EPLP	23
1	Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100	1997	1985	EPLP	26
1	Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700	1997	1985	EPLP	26
1	Canyon Oaks	1 Amberstone Lane	San Ramon	CA	250	237,894	2007	2005	EPLP	6
1	Mill Creek at Windermere	2100 Waterstone Place	San Ramon	CA	400	381,060	2007	2005	EPLP	6
				6%	1,720	1,624,354
	San Mateo County
1	Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200	2004	1971	Fund II	40
1	Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600	2004	1971	Fund II	40
1	Davey Glen	200 Davey Glen Road	Belmont	CA	69	65,974	2006	1962	Fund II	49
1	Hillsdale Garden	3421 Edison Avenue	San Mateo	CA	697	611,505	2006	1948	JV - 81.5%	63
1	Belmont Terrace	1606 Continetals Way	Belmont	CA	71	72,951	2006	1974	EPLP	37
				6%	1,432	1,164,230

	San Francisco and Marin Counties
1	Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco	CA	99	64,000	1999	1973	EPLP	38
1	Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300	2004	1963	EPLP	48
				1%	175	142,300

	Other
1	Tuscana	315 Mt. Oso	Tracy	CA	30	29,088	2007	2007	EPLP	4
1	Harvest Park	2327 Summercreek Drive	Santa Rosa	CA	104	116,628	2007	2004	EPLP	7
1	Chestnut Street Apartments	143 Chestnut Avenue	Santa Cruz	CA	96	87,640	2008	2002	EPLP	9
				1%	230	233,356

42	Total Northern California			31%	9,392	8,006,216				25

	SOUTHERN CALIFORNIA
	Los Angeles County
1	Cielo	9733 Topanga Canyon Blvd	Chatsworth	CA	119	125,400	2009	2009	Fund II	2
1	Regency at Encino	15506 Moorpark Street	Encino	CA	75	78,487	2009	1989	EPLP	22
1	416 on Broadway	412 East Broadway	Glendale	CA	115	126,782	2010	2009	EPLP	2
1	Hampton Court	1136 N. Columbus Avenue	Glendale	CA	83	71,500	1999	1974	EPLP	37
1	Hampton Place	245 W. Loraine Street	Glendale	CA	132	141,500	1999	1970	EPLP	41
1	Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800	2002	1987	EPLP	24
1	Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700	1991	1975	EPLP	36
1	Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600	1998	1968	EPLP	43
1	Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400	1998	1989	EPLP	22
1	Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100	1997	1979	EPLP	32
1	Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108	2005	1991	EPLP	20
1	Belmont Station	1302 West 2nd St.	Los Angeles	CA	275	225,000	2009	2009	EPLP	2
1	Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000	1997	1988	EPLP	23
1	Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600	1997	1988	EPLP	23
1	Renaissance	630 South Masselin Avenue	Los Angeles	CA	168	154,268	2006	1990	Fund II	21
1	Santee Court	716 S. Los Angeles Street	Los Angeles	CA	165	132,040	2010	2004	EPLP	7
	Santee Village	743 South Santee Street	Los Angeles	CA	73	69,817			EPLP
1	Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200	2004	1971	EPLP	40
1	Mirabella	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800	2000	2000	EPLP	11
1	Muse	5451 Vineland Avenue	North Hollywood	CA	152	135,292	2011	2011	EPLP	0
1	Monterra del Mar	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400	1997	1972	EPLP	39
1	Monterra del Rey	350 Madison	Pasadena	CA	84	73,100	1999	1972	EPLP	39
1	Monterra del Sol	280 South Euclid	Pasadena	CA	85	69,200	1999	1972	EPLP	39
1	Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900	2004	2002	EPLP	9
1	Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200	1997	1972	DownREIT	39
1	Studio 40-41	4043 Radford Avenue	Studio City	CA	149	127,238	2009	2009	Fund II	2
1	Coldwater Canyon	4250 Codlwater Canyon	Studio City	CA	39	34,125	2007	1979	EPLP	32
1	Allegro	11945 Magnolia Blvd.	Valley Village	CA	96	127,812	2010	2010	EPLP	1
1	Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700	2003	1964	EPLP	47
1	Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000	1999	1970	EPLP	41
				17%	5,104	4,372,252
	Ventura County
1	Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000	1996	1985	EPLP	26
1	Camino Ruiz Square	105 Camino Ruiz	Camarillo	CA	160	105,448	2006	1990	EPLP	21
1	Mariner's Place	711 South B Street	Oxnard	CA	105	77,200	2000	1987	EPLP	24
1	Tierra Vista	1750 Montevina Circle	Oxnard	CA	404	387,100	2001	2001	EPLP	10
1	Monterey Villas	1040 Kelp Lane	Oxnard	CA	122	122,100	1997	1974	EPLP	37
1	Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500	1996	1986	EPLP	25
1	Hidden Valley	5065 Hidden Park Court	Simi Valley	CA	324	310,900	2004	2004	DownREIT	7
1	Lofts at Pinehurst,The	1021 Scandia Avenue	Ventura	CA	118	71,100	1997	1971	EPLP	40
1	Hillcrest Park	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900	1998	1973	EPLP	38
1	Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200	2004	1973	EPLP	38
1	Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500	2004	1987	EPLP	24
				10%	2,898	2,476,948

See Company’s 10-Q for additional disclosures

	SOUTHERN CALIFORNIA (cont'd)

	Santa Barbara County
1	Chimney Sweep	775 Camino Del Sur Drive	Goleta	CA	91			2006	1967	EPLP	44
1	CBC	6721 El Colegio Drive	Goleta	CA	148			2006	1962	EPLP	49
1	Hope Ranch (Continental Apartments)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA	108			2007	1965	EPLP	46
	Hope Ranch (Lucero Village)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA				2007	1973	EPLP	38
				1%	347	306,608
	Orange County
1	Anavia	2045 South State College Blvd.	Anaheim	CA	250	312,343		2010	2009	EPLP	2
1	Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800		2000	1984	DownREIT	27
1	Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700		2001	1969	DownREIT	42
1	Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100		2001	1961	DownREIT	50
1	Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000		1997	1992	EPLP	19
1	Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200		2001	1974	DownREIT	37
1	Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700		1997	1984	EPLP	27
1	Axis 2300	2300 DuPont Drive	Irvine	CA	115	170,714		2010	2010	EPLP	1
1	Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500		1999	1999	EPLP	12
1	Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000		1997	1985	EPLP	26
1	Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100		1999	1972	EPLP	39
1	Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600		2001	1970	DownREIT	41
1	Brentwood Apartment Homes	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800		2001	1970	DownREIT	41
1	Treehouse Apartments	2601 N. Grand Ave.	Santa Ana	CA	164	135,700		2001	1970	DownREIT	41
1	Essex Skyline at MacArthur Place	9 & 15 MacArthur Place	Santa Ana	CA	349	512,791		2010	2008	JV- 47%	3
				9%	2,751	2,868,048
	San Diego County
1	Alpine Country	2660 Alpine Blvd.	Alpine	CA	108	81,900		2002	1986	EPLP	25
1	Alpine Village	2055 Arnold Way	Alpine	CA	301	254,400		2002	1971	EPLP	40
1	Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800		2002	1983	EPLP	28
1	Cambridge	660 F. St.	Chula Vista	CA	40	22,100		2002	1965	EPLP	46
1	Woodlawn Colonial	245-255 Woodlawn Ave.	Chula Vista	CA	159	104,500		2002	1974	EPLP	37
1	Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600		2002	1963	EPLP	48
1	Tierra del Sol/Norte	989 Peach Ave.	El Cajon	CA	156	117,000		2002	1969	EPLP	42
1	Mira Monte	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600		2002	1982	EPLP	29
1	Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700		2002	1976	EPLP	35
1	Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000		2005	1984	EPLP	27
1	Bluffs II, The	6466 Friars Road	San Diego	CA	224	126,700		1997	1974	EPLP	37
1	Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400		2002	1972	EPLP	39
1	Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800		2002	1975	EPLP	36
1	Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200		2002	1983	EPLP	28
				9%	2,636	1,969,700
	Riverside County
1	Parcwood	1700 Via Pacifica	Corona	CA	312	270,000		2004	1989	Fund II	22
1	Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200		2002	1988	EPLP	23
				2%	588	477,200

74	Total Southern California			47%	14,324	12,470,756					28

	SEATTLE METROPOLITAN AREA
1	Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200		2005	1984	EPLP	27
1	Courtyard Off Main	136 102nd Avenue SE	Bellevue	WA	109	108,388		2010	2000	EPLP	11
1	Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000		1994	1987	EPLP	24
1	Foothill Commons	13800 NE 9th Place	Bellevue	WA	388	288,300		1990	1978	EPLP	33
1	Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700		1990	1977	EPLP	34
1	Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500		1994	1986	EPLP	25
1	Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300		1990	1978	EPLP	33
1	Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400		2003	1990	EPLP	21
1	Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600		1994	1985	EPLP	26
1	Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100		2000	2000	EPLP	11
1	Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800		1997	1986	EPLP	25
1	Highlands at Wynhaven	1460 NE Hawthorne Street	Issaquah	WA	333	424,674		2008	2000	EPLP	11
1	Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700		1999	1999	EPLP	12
1	Wandering Creek	12910 SE 240th	Kent	WA	156	124,300		1995	1986	EPLP	25
1	Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	108	99,700		1997	1986	EPLP	25
1	Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300		1997	1990	EPLP	21
1	Corbella at Juanita Bay	9520 NE 120th Street	Kirkland	WA	169	103,339		2010	1978	EPLP	33
1	Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300		1996	1981	EPLP	30
1	Morning Run	18463 Blueberry Lane	Monroe	WA	222	221,786		2005	1991	Fund II	20
1	Anchor Village	9507 49th Avenue West	Mukilteo	WA	301	245,900		1997	1981	DownREIT	30
1	Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900		1998	1998	EPLP	13
1	Elevation	17202-17325 NE 85th Place	Redmond	WA	157	138,916		2010	1986	EPLP	25
1	Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300		1996	1986	EPLP	25
1	Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200		2004	1997	EPLP	14
1	Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500		2003	1998	EPLP	13
1	Eastlake 2851	2833 - 2851 Eastlake Avenue	Seattle	WA	133	234,086		2008	2008	Fund II	3
1	Fountain Court	2400 4th Street	Seattle	WA	320	207,000		2000	2000	EPLP	11
1	Joule	523 Broadway Avenue, East	Seattle	WA	295	191,109		2010	2010	JV - 99%	1
1	Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200		2000	1994	EPLP	17
	Queen Anne	100 Republican	Seattle	WA	275	191,290				JV - 50%
1	The Cairns	420 Yale Avenue	Seattle	WA	100	70,806		2007	2006	EPLP	5
1	Tower @ 801	801 Pine Street	Seattle	WA	173	118,500		2005	1970	Fund II	41
1	Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200		1994	1990	EPLP	21
1	Echo Ridge	34907 SE Kinsey Street	Snoqualmie	WA	120	124,359		2005	2000	Fund II	11
33	Total Seattle Metropolitan Area			22%	6,627	5,837,363					21

	149	Apartment Communities		100%	30,343	26,314,335	(1)
		Apartment Communities Under Construction			912	437,233	(2)

	Avg. square footage	867		Definitions for Property Ownership
	Avg. units per property	204		Fund II	The Company has a 100% ownership in the community.
	Avg. age of property	26		EPLP	The community is owned by Fund II. The Company has a 28.2% interest in Fund II which is accounted for using the equity method of accounting.

	(1) Includes 203,836 square feet of retail or commercial space			DownREIT	The Company holds a 1% special limited partner interest in the partnerships which owns the community. In accordance with GAAP, the Company consolidates this community.
	(2) Includes 66,675 square feet of estimated retail or commercial space
				JV - 99%	The Company has a 99% ownership in this development and is consolidated.
				JV - 81.5%	The Company has a 81.5% ownership in this community and is consolidated.
				JV - 50%	The Company has a 50% ownership in this community and is not consolidated.
	OTHER REAL ESTATE ASSETS			JV- 47%	The Company has a 47% ownership in this community, which is accounted for using the equity method of accounting
	Office Buildings
	Essex Corporate Headquarter Bldg.	925 / 935 E. Meadow Dr.	Palo Alto	CA		31,900		1997 / 2007	1988 / 1962	EPLP
	Derian Office Building	17461 Derian Av.	Irvine	CA		110,000		2000	1983	EPLP
	Essex Southern Cal. Office Building	22110-22120 Clarendon St.	Woodland Hills	CA		38,940		2001	1982	EPLP
	Hollywood	6230 Sunset Blvd.	Los Angeles	CA		35,000		2006	1938	EPLP
						215,840